UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010

MyECheck, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000 - 51977	20-1884354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Suncast Lane, Suite 5 El Dorado Hills, California	95762
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 932-0900

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

Effective May 21, 2009, James Heidinger resigned as the Chief Financial Officer and Principal Financial Officer of MyECheck, Inc. (the “Company”).  Mr. Heidinger’s resignation was not a result of any disagreements relating to the Company’s operations, policies or practices. The Board of Directors of the Company has appointed Edward R Starrs, the Company’s Chief Executive Officer, as acting Chief Financial Officer until a suitable permanent replacement can be seated.  The Company has engaged the services of an independent Certified Public Accountant to assist the company with accounting and reporting requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2010

MyECheck, INC.

	By:	/s/ Edward R Starrs
Edwards R Starrs
Chief Executive Officer